UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) October 8, 2005
Delphi Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14787	38-3430473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5725 Delphi Drive, Troy, MI	48098
(Address of Principal Executive Offices)	(Zip Code)
(248) 813-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP
ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX
Press Release of Delphi Corp announcing the appointment of Mr. Robert J. Dellinger as CFO, dated October 8, 2005
Offer Letter outlining Mr Robert J. Dellinger salary & benefits, dated October 5, 2005
Amended and Restated Bylaws of Delphi Corp, as amended on October 8, 2005
First Press Release of Delphi Corp, dated October 8, 2005
Second Press Release of Delphi Corp, dated October 8, 2005
Third Press Release of Delphi Corp, dated October 12, 2005

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP
On October 8, 2005, Delphi Corporation (“Delphi”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions for reorganization under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Court”) (Case No. 05-44481). The reorganization cases are being jointly administered under the caption “In re Delphi Corporation, et al., Case No. 05-17923”. The Debtors will continue to operate their business as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.
ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
On October 11, 2005, the New York Stock Exchange (the “NYSE”) announced suspension of trading of Delphi’s common stock (DPH), 6 1/2% Notes due May 1, 2009 (DPH 09), and its 7 1/8% debentures due May 1, 2029 (DPH 29), as well as the 8.25% Cumulative Trust Preferred Securities of Delphi Trust I (DPH PR A). This action followed the NYSE’s announcement on October 10, 2005, that it was reviewing the company’s continued listing status in light of Delphi’s news announcements involving the filing, by the company and 38 of its domestic subsidiaries, of voluntary petitions for business reorganization under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The NYSE subsequently determined to suspend trading based on the abnormally low trading price for the common stock, which closed at $0.33 on October 10, 2005. At this time Delphi does not intend to take any action to appeal the NYSE’s decision and therefore, it is expected that the securities will be delisted after completion by the NYSE of application to the Securities and Exchange Commission.
ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS
On October 8, 2005, Delphi’s Board of Directors named Robert Dellinger (45), executive vice president and chief financial officer, succeeding John D. Sheehan who served as acting chief financial officer since March 2005. Mr. Dellinger was most recently executive vice president and chief financial officer for Sprint Corp., and prior to that, with General Electric as president and chief executive officer of GE Frankona Re based in Munich, Germany. He presently serves on the board of directors of SIRVA, Inc., a NYSE-listed company.
Within 10 days of joining Delphi, Mr. Dellinger will be paid a signing bonus of $350,000. His initial base salary will be $750,000 per annum, and he will be entitled to participate in Delphi’s compensation and benefit plans, including its annual incentive and long-term incentive plans. The amounts received as a sign-on bonus, up to $350,000, will be offset against the first bonus payment awarded in 2006. Mr. Dellinger’s bonus target under Delphi’s annual incentive compensation plan has been set at $700,000 for 2005 and 2006. Any amounts which become payable under such plan for 2005 will be prorated to reflect Mr. Dellinger’s actual period of service. Additionally, Mr. Dellinger may be eligible for a target long-term bonus of $2,000,000 upon Delphi’s successful emergence from bankruptcy. Mr. Dellinger will also be party to an employment agreement and change in control agreement, having the same terms and conditions as Delphi’s other officers, forms of which have previously been filed with the Securities and Exchange Commission.
Also on October 8, 2005, John D. Sheehan was named vice president and chief restructuring officer. Mr. Sheehan will retain his responsibilities as chief accounting officer and controller on an interim basis, but Mr. Sheehan’s primary focus will be on leading Delphi’s restructuring activities.
A copy of the press release regarding both appointments and the offer letter outlining Mr. Dellinger’s salary and benefits are filed as Exhibit 99 (a) and Exhibit 99 (b), respectively, to this report.
ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR
On October 8, 2005, the Board of Directors (the “Board”) of Delphi amended certain provisions of the Bylaws, effective October 8, 2005. Article V of the Bylaws was revised to provide certain additional persons mandatory indemnification on the same terms and conditions as directors and officers of Delphi. Article V, as amended, extends mandatory indemnification to (i) executives and managerial employees of Delphi; (ii) directors, officers, executives and managerial employees of wholly-owned subsidiaries; and (iii) directors, officers, executives and managerial employees of entities in which Delphi has less than a 100% ownership interest, who are also employees of Delphi or wholly-owned subsidiaries of Delphi. Additionally, certain provisions of the Bylaws were deleted. The deleted provisions related to the date on which General Motors Corporation and its controlled companies ceased owning a majority of the equity interests in Delphi, which date has occurred, making such provisions no longer applicable. A copy of the amended and restated Bylaws of Delphi is filed herewith as Exhibit 99 (c) and is incorporated in this Item 5.03 by reference.

ITEM 8.01 OTHER EVENTS
On October 8, 2005, Delphi issued a press release announcing that it and certain of its subsidiaries filed voluntary petitions for reorganization under the Bankruptcy Code (the “First Press Release”). In the First Press Release, Delphi also announced that it has obtained a commitment for up to $2 billion in senior secured debtor-in-possession financing, which is subject to court approval. A copy of the First Press Release is attached hereto as Exhibit 99 (d).
Additional information on Delphi’s filing under the Bankruptcy Code, including access to Court documents and other general information about the chapter 11 cases, is available online at www.delphidocket.com.
On October 8, 2005, Delphi issued a second press release announcing the approval of certain interim orders by the Court pending consideration of the Debtors’ “first day” motions (the “Second Press Release”). A copy of the Second Press Release is attached hereto as Exhibit 99 (e).
On October 12, 2005, Delphi issued a press release announcing the Court approval of the Debtors’ “first day” motions (the “Third Press Release”), including interim approval to use up to $950 million of the Company’s $2 billion senior secured debtor-in-possession (“DIP”) financing being provided by a group of lenders led by JPMorgan Chase Bank and Citigroup Global Markets, Inc. A copy of the Third Press Release is attached hereto as Exhibit 99 (f).
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits. The following exhibits are being filed as part of this report.

Exhibit
Number	Description

99 (a)	Press release of Delphi Corporation announcing the appointment of Mr. Robert J. Dellinger as Chief Financial Officer, dated October 8, 2005
99 (b)	Offer letter outlining Mr. Robert J. Dellinger salary and benefits, dated October 5, 2005
99 (c)	Amended and Restated Bylaws of Delphi Corporation, as amended on October 8, 2005
99 (d)	First Press Release of Delphi Corporation, dated October 8, 2005
99 (e)	Second Press Release of Delphi Corporation, dated October 8, 2005
99 (f)	Third Press Release of Delphi Corporation, dated October 12, 2005
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELPHI CORPORATION (Registrant)
Date: October 14, 2005	By:	/s/ JOHN D. SHEEHAN
(John D. Sheehan,
Vice President and Chief Restructuring Officer, Chief Accounting Officer and Controller)

EXHIBIT INDEX

Exhibit
Number	Description

99 (a)	Press release of Delphi Corporation announcing the appointment of Mr. Robert J. Dellinger as Chief Financial Officer, dated October 8, 2005
99 (b)	Offer letter outlining Mr. Robert J. Dellinger salary and benefits, dated October 5, 2005
99 (c)	Amended and Restated Bylaws of Delphi Corporation, as amended on October 8, 2005
99 (d)	First Press Release of Delphi Corporation, dated October 8, 2005
99 (e)	Second Press Release of Delphi Corporation, dated October 8, 2005
99 (f)	Third Press Release of Delphi Corporation, dated October 12, 2005